                                                                   Exhibit 10.24


                            STOCK PURCHASE AGREEMENT

                 This Stock Purchase Agreement (this "Agreement"), by and between THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Company"), a Delaware corporation, and Charles Weber (the "Executive"), dated as of the 14th day of November, 1995.

                              W I T N E S S E T H

                 WHEREAS, the Company employs the Executive and desires to provide to the Executive the opportunity to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"), in consideration of the past services rendered by the Executive, and other good and valuable consideration as provided herein; and

                 WHEREAS, the Executive desires to purchase certain shares of Common Stock from the Company;

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree as follows:

                 1. Sale And Purchase Of Common Stock. Subject to the terms and conditions of this Agreement and the Note (as defined below), (i) the Company hereby sells to the Executive One Hundred Thousand (100,000) shares of Common Stock (the "Purchase Price"), (ii) and the Executive hereby purchases such Shares from the Company for such Purchase Price. The Executive shall pay the Purchase Price by issuing to the Company, concurrently with the execution and delivery of this Agreement, a promissory note substantially in the form attached as Exhibit A hereto (the "Note"), and the Executive's sole liability to make payments to the Company under this Agreement shall be his liability under the Note. The Shares are duly authorized, validly issued, fully paid and nonassessable, but the Shares are subject to the terms and conditions of this Agreement. The Company issues concurrently herewith a duly executed certificate evidencing the Shares purchased hereunder, with the legends provided for herein, in exchange for the delivery by the Executive of the duly executed Note.

                 2.       Pledge.

                          (a)     As security for the fulfillment of his
obligations under the Note, the Executive hereby pledges, hypothecates, assigns, transfers, sets over, delivers and grants to the Company a security interest in (i) the Shares, (ii) all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares, (iii) subject to the provisions of Section 4 hereof, all rights and privileges of the Executive with respect to the Shares and the other property referred to in clause (ii), and
(iv) subject to the provisions of Section 4 hereof, all proceeds of any of the foregoing and any property of any character whatsoever into which any of the foregoing may be converted (all items referred to in clauses (i) through (iv) above being hereinafter collectively called the "Pledged Collateral").

                 TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Company, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth; and provided that such Pledged Collateral or a proportional amount thereof (based on the ratio of the payments of principal on the Note to the total Purchase Price) shall be released by the Company and returned to the Executive, without representation or recourse, as the Executive shall make the payments required to be made under the Note.

                          (b)     The Executive hereby delivers, and agrees
promptly to deliver, to the Company any and all Pledged Collateral, and any and all certificates or other instruments or documents representing any of the Pledged Collateral, which shall be in or come into the Executive's possession during the term of this Agreement.

                          (c)     If the Executive shall not make any payment
required to be made on the Note at the time such payment is due, the Company may sell, assign, transfer, endorse and deliver all, from time to time, any part of the Pledged Collateral to any third party or to the Company at a price per Share equal to $50,000.00 or, if less than $0.50 per share, at the fair market value of a Share as determined in good faith by the Company. The proceeds of the sale of all or any part of the Pledged Collateral shall be applied by the Company first to accrued interest then to the then-outstanding principal amount of the Note. Any remaining amount from such sale shall be paid over to the Executive.

                 3.       Executive's Representations; Sources of Funds.

                          (a)     The Executive represents to the Company that
he is purchasing the Shares being purchased hereunder for his own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933 (the "Securities Act") which would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to his rights at all times to sell or otherwise dispose of all or any part of said Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act and subject, nevertheless, to the disposition of his property being at all times within his control (subject to the restrictions of this Agreement).

                          (b)     The Executive further represents that he is
knowledgeable, sophisticated and experienced in business and financial matters; that he fully understands the limitations on transfer described herein; that he is able to bear the economic risks of his investment in the Shares and is presently able to afford the complete loss of such investment; and that he has been afforded access to information about the Company, the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable him to evaluate his investment in the Shares.

                          (c)     The Executive further represents that he is
an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

                          (d)     The Purchaser will not Transfer the Shares in
violation of any federal or state securities law. For purposes of this Agreement, "Transfer" shall mean any transfer, sale, assignment, pledge or other disposition. If the Purchaser desires to sell or otherwise dispose of all or any part of the Shares (other than a Transfer to the Company or a Transfer pursuant to an effective registration statement under the Securities Act and pursuant to registration or qualification under any applicable state securities laws), if requested by the Company, it will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, that an exemption from registration is available. The stock certificate for the Shares shall bear an appropriate legend reflecting such restriction.

                 4.       Restrictions Applicable to the Shares.

                          (a)     Unless vested earlier upon the happening of
certain events, as provided in section 4(c) hereof, the Purchaser's rights to retain the Shares free of any rights of the Company with respect to the Shares (other than the Company's rights to such portion of the Shares that is pledged as security for the Note) shall vest immediately.

                          (b)     All cash dividends payable with respect to
the Shares will be paid directly to the Purchaser at the same time that dividends are paid with respect to all other shares of Common Stock. The Purchaser will have the right to vote the Shares.

                          (c)     The Shares will be subject to the following
provisions upon a Change in Control of the Company or upon any other termination of the Purchaser's engagement by the Company under the Production Agreement which may occur before the Shares have vested in accordance with
Section 4(a).

                 (i) Change in Control. Upon a Change in Control during the Purchaser's engagement by the company, all of the Shares which have not vested in accordance with
                          Section 4(a) shall immediately vest in, and shall not be subject to forfeiture by, the Purchaser. For purposes of this Agreement, a Change in Control shall have the meaning provided in the Production Agreement.

                 (ii) Death or Disability. If the Executive's employment by the Company is terminated by reason of his death or Disability, all of the Shares which have not previously vested in accordance with Section 4(a) or
                          Section 4(c)(i) shall immediately vest in, and shall not be subject to forfeiture by, the Executive. For purposes of this Agreement, "Disability" shall have the meaning provided in the Employment Agreement.

                 (iii) Termination by the Company without Cause or by the Executive for Good Reason or upon Retirement. If the Company terminates the Executive's employment without Cause or if the Executive terminates his employment for Good Reason or upon Retirement, all of the Shares which have not vested in accordance with Section 4(a) or Section 4(c)(i) shall immediately vest in, and shall not be subject to forfeiture by, the Executive. For purposes of this Agreement, "Cause" and "Good Reason" shall have the meanings provided in the Employment Agreement and "Retirement" shall mean retirement in accordance with any retirement plan or policy of the Company.

                 (iv) Other Termination of Employment. If the Executive's employment terminates before a Change in Control shall have occurred for any reason other than death, Disability, termination by the Company other than for Cause or termination by the Executive for Good Reason or upon Retirement, then the Executive shall forfeit to the Company the Shares which have not previously vested in accordance with Section 4(a), and the Executive's obligation under the Note with respect to the payment of the Purchase Price (at $0.50 per share plus interest accrued thereon in accordance with the terms of the Note) for the number of Shares so forfeited shall be forgiven by the Company and the Executive shall have no further liability under the Note with respect to the amount so forgiven.

                 5.       Successors.

                 This Agreement is personal to the Executive and, without the prior written consent of the

Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representative. This Agreement shall inure to the benefit of the Company and its successors.

                 6.       Miscellaneous.

                          (a)     Applicable Law.  This Agreement shall be
governed by and construed in accordance with laws of New York, applied without reference to principles of conflict of laws.

                          (b)     Amendments.  This Agreement may not be
amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                          (c)     Notices.  All notices and other
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered or mailed to the other party by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                          IF TO THE EXECUTIVE:

                          Charles Weber
                          120 S. Carmelina Avenue
                          Los Angeles, CA 90049

                          IF TO THE COMPANY:

                          The Producers Entertainment Group Ltd.
                          9150 Wilshire Boulevard, Suite 205
                          Beverly Hills, CA  90212

or to such other address as either party shall have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only when actually received by the addressee.

                          (d)     Severability.  The invalidity or
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                          (e)     Waiver.  Waiver by any party hereto of any
breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

                          (f)     Entire Agreement.  This Agreement constitutes
the entire agreement between the parties hereto with respect to the matters referred to herein other than the Employment Agreement, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it is in writing and signed by the party against whom enforcement is sought. All prior and contemporaneous agreements and understandings between the parties with respect to the subject matter of this Agreement other than the Employment Agreement are superseded by this Agreement.

                          (g)     Survival.  The respective rights and
obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

                          (h)     Captions and  References.  The captions of
the Agreement are not part of the provisions hereof and shall have no force or effect. References in this Agreement to a section number are references to sections of the Agreement unless otherwise specified.

                          IN WITNESS WHEREOF, the Executive has hereunto set
his hand and the Company has caused this Agreement to be duly executed in its name on its behalf all as of the day and year first above written.

                                           THE PRODUCERS ENTERTAINMENT
                                           GROUP LTD.



                                           By: ____________________________
                                           Its: ___________________________



                                           EXECUTIVE
                                           CHARLES WEBER


                                           ________________________________

                                                                       EXHIBIT A


                                PROMISSORY NOTE

$50,000.00                                               Los Angeles, California
                                                        November 14, 1995

                 FOR VALUE RECEIVED, the undersigned, CHARLES WEBER (the "Promisor"), hereby promises to pay to the order of THE PRODUCERS ENTERTAINMENT GROUP LTD., a Delaware corporation or its successors (the "Holder"), the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00) or such lesser amount as may then be the unpaid principal balance hereof (the "Principal Amount"), together with interest thereon, payable by certified or official bank check or wire transfer of immediately available funds to an account designated by the Holder in accordance with the following schedule: twelve and one-half percent (12-1/2%) of the Principal Amount plus all accrued but unpaid interest thereon will be payable on April 1, 1997, twelve and one-half percent (12-1/2%) of the Principal Amount (as calculated without regard to any prior payments thereof) plus all accrued but unpaid interest thereon will be payable on October 1, 1998, and the balance of the Principal Amount plus all accrued but unpaid interest thereon will be payable on October 1, 2000.

                 The Promisor promises to pay interest on the Principal Amount of this promissory note (this "Note") from the date hereof until such Principal Amount is paid in full at the fixed rate of 7% per annum compounded semiannually, such interest payable in accordance with the foregoing schedule; provided, however, that any Principal Amount hereof not paid when due and, to the fullest extent permitted by applicable law, any overdue interest shall bear interest at a rate per annum equal to 10% (after, as well as before, any judgment), payable on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                 This Note is issued in connection with the transaction contemplated by the Stock Purchase Agreement, dated as of the date hereof, between the Promisor and the Holder.

                 This Note shall be binding upon the Promisor and his successors and shall inure to the benefit of the Promisor and his successors; provided, however, that the Promisor shall be personally liable to the Holder only with respect to twenty-five percent (25%) of the portion of the Principal Amount which shall remain unpaid at any time, plus accrued but unpaid interest thereon. The Promisor shall not have any personal liability to the Company with respect to the payment of the remaining portion of the Principal Amount or accrued but unpaid interest thereon.

                 The Promisor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                 The provisions of this Note may be amended, modified, changed or terminated only by an agreement in writing signed by the Promisor and the Holder.

                 If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Promisor hereby agrees to pay all costs and expenses (including attorneys' fees) incurred by the Holder in collecting or attempting to collect such indebtedness.

                 If any payment on this Note becomes due and payable on a day other than a Business Day (as hereinafter defined), the maturity thereof shall be extended to the immediately following Business Day and interest shall continue to accrue during such extension. "Business Day" means any day other than a Saturday or Sunday or any other day on which commercial banks in New York, New York are authorized or obligated by law to close.

                 This Note is non-transferable except to a person or entity that succeeds (by transfer of assets, other reorganization or otherwise) to all or substantially all of the business of Holder.

                 THE PROMISOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTES SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                 THIS NOTE IS GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.




                                             ___________________________________
                                             CHARLES WEBER

                            STOCK PURCHASE AGREEMENT

                 This Stock Purchase Agreement (this "Agreement"), by and between THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Company"), a Delaware corporation, and CHARLES WEBER (the "Executive"), dated as of the 25TH day of JANUARY, 1996.

                              W I T N E S S E T H

                 WHEREAS, the Company employs the Executive and desires to provide to the Executive the opportunity to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"), in consideration of the past services rendered by the Executive, and other good and valuable consideration as provided herein; and

                 WHEREAS, the Executive desires to purchase certain shares of Common Stock from the Company;

                 NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree as follows:

                 1. Sale And Purchase Of Common Stock. Subject to the terms and conditions of this Agreement and the Note (as defined below), (i) the Company hereby sells to the Executive One Million Four Hundred Thousand (1,400,000) shares of Common Stock the "Shares") at a purchase price of $0.55 per share (the "Purchase Price"), (ii) and the Executive hereby purchases such Shares from the Company for such Purchase Price. The Executive shall pay the Purchase Price by issuing to the Company, concurrently with the execution and delivery of this Agreement, a promissory note substantially in the form attached as Exhibit A hereto (the "Note"), and the Executive's sole liability to make payments to the Company under this Agreement shall be his liability under the Note. The Shares are duly authorized, validly issued, fully paid and nonassessable, but the Shares are subject to the terms and conditions of this Agreement. The Company issues concurrently herewith a duly executed certificate evidencing the Shares purchased hereunder, with the legends provided for herein, in exchange for the delivery by the Executive of the duly executed Note.

                 2.       Pledge.

                          (a)     As security for the fulfillment of his
obligations under the Note, the Executive hereby pledges, hypothecates, assigns, transfers, sets over, delivers and grants to the Company a security interest in (i) the Shares, (ii) all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares, (iii) subject to the provisions of Section 4 hereof, all rights and privileges of the Executive with respect to the Shares and the other property referred to in clause (ii), and
(iv) subject to the provisions of Section 4 hereof, all proceeds of any of the foregoing and any property of any character whatsoever into which any of the foregoing may be converted (all items referred to in clauses (i) through (iv) above being hereinafter collectively called the "Pledged Collateral").

                 TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Company, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth; and provided that such Pledged Collateral or a proportional amount thereof (based on the ratio of the payments of principal on the Note to the total Purchase Price) shall be released by the Company and returned to the Executive, without representation or recourse, as the Executive shall make the payments required to be made under the Note.

                          (b)     The Executive hereby delivers, and agrees
promptly to deliver, to the Company any and all Pledged Collateral, and any and all certificates or other instruments or documents representing any of the Pledged Collateral, which shall be in or come into the Executive's possession during the term of this Agreement.

                          (c)     If the Executive shall not make any payment
required to be made on the Note at the time such payment is due, the Company may sell, assign, transfer, endorse and deliver all, from time to time, any part of the Pledged Collateral to any third party or to the Company at a price per Share equal to $770,000.00 or, if less than $0.55 per share, at the fair market value of a Share as determined in good faith by the Company. The proceeds of the sale of all or any part of the Pledged Collateral shall be applied by the Company first to accrued interest then to the then-outstanding principal amount of the Note. Any remaining amount from such sale shall be paid over to the Executive.

                 3.       Executive's Representations; Sources of Funds.

                          (a)     The Executive represents to the Company that
he is purchasing the Shares being purchased hereunder for his own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933 (the "Securities Act") which would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to his rights at all times to sell or otherwise dispose of all or any part of said Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act and subject, nevertheless, to the disposition of his property being at all times within his control (subject to the restrictions of this Agreement).

                          (b)     The Executive further represents that he is
knowledgeable, sophisticated and experienced in business and financial matters; that he fully understands the limitations on transfer described herein; that he is able to bear the economic risks of his investment in the Shares and is presently able to afford the complete loss of such investment; and that he has been afforded access to information about the Company, the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable him to evaluate his investment in the Shares.

                          (c)     The Executive further represents that he is
an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

                          (d)     The Purchaser will not Transfer the Shares in
violation of any federal or state securities law. For purposes of this Agreement, "Transfer" shall mean any transfer, sale, assignment, pledge or other disposition. If the Purchaser desires to sell or otherwise dispose of all or any part of the Shares (other than a Transfer to the Company or a Transfer pursuant to an effective registration statement under the Securities Act and pursuant to registration or qualification under any applicable state securities laws), if requested by the Company, it will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, that an exemption from registration is available. The stock certificate for the Shares shall bear an appropriate legend reflecting such restriction.

                 4.       Restrictions Applicable to the Shares.

                          (a)     Unless vested earlier upon the happening of
certain events, as provided in section 4(c) hereof, the Purchaser's rights to retain the Shares free of any rights of the Company with respect to the Shares (other than the Company's rights to such portion of the Shares that is pledged as security for the Note) shall vest in accordance with the following schedule if the Purchaser is engaged to render services to the Company pursuant to the Production Agreement between the Purchaser and Company (the "Production Agreement") as of such date:

                          Cumulative Percentage of Shares           Date of Vesting
                          -------------------------------           ---------------
                                  50%                               April 1, 1996
                                  75%                               June 30, 1996
                                  100%                              June 30, 1997

Until the Shares have vested, the Purchaser may not Transfer the Shares and the stock certificate representing the Shares shall bear an appropriate legend to that effect.

                          (b)     All cash dividends payable with respect to
the Shares will be paid directly to the Purchaser at the same time that dividends are paid with respect to all other shares of Common Stock. The Purchaser will have the right to vote the Shares.

                          (c)     The Shares will be subject to the following
provisions upon a Change in Control of the Company or upon any other termination of the Purchaser's engagement by the Company under the Production Agreement which may occur before the Shares have vested in accordance with
Section 4(a).

                 (i) Change in Control. Upon a Change in Control during the Purchaser's engagement by the company, all of the Shares which have not vested in accordance with
                          Section 4(a) shall immediately vest in, and shall not be subject to forfeiture by, the Purchaser. For purposes of this Agreement, a Change in Control shall have the meaning provided in the Production Agreement.

                 (ii) Death or Disability. If the Executive's employment by the Company is terminated by reason of his death or Disability, all of the Shares which have not previously vested in accordance with Section 4(a) or
                          Section 4(c)(i) shall immediately vest in, and shall not be subject to forfeiture by, the Executive. For purposes of this Agreement, "Disability" shall have the meaning provided in the Employment Agreement.

                 (iii) Termination by the Company without Cause or by the Executive for Good Reason or upon Retirement. If the Company terminates the Executive's employment without Cause or if the Executive terminates his employment for Good Reason or upon Retirement, all of the Shares which have not vested in accordance with Section 4(a) or Section 4(c)(i) shall immediately vest in, and shall not be subject to forfeiture by, the Executive. For purposes of this Agreement, "Cause" and "Good Reason" shall have the meanings provided in the Employment Agreement and "Retirement" shall mean retirement in accordance with any retirement plan or policy of the Company.

                 (iv) Other Termination of Employment. If the Executive's employment terminates before a Change in Control shall have occurred for any reason other than death, Disability, termination by the Company other than for Cause or termination by the Executive for Good Reason or upon

                          Retirement, then the Executive shall forfeit to the Company the Shares which have not previously vested in accordance with Section 4(a), and the Executive's obligation under the Note with respect to the payment of the Purchase Price (at $0.50 per share plus interest accrued thereon in accordance with the terms of the Note) for the number of Shares so forfeited shall be forgiven by the Company and the Executive shall have no further liability under the Note with respect to the amount so forgiven.

                 5.       Successors.

                 This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representative. This Agreement shall inure to the benefit of the Company and its successors.

                 6.       Miscellaneous.

                          (a)     Applicable Law.  This Agreement shall be
governed by and construed in accordance with laws of New York, applied without reference to principles of conflict of laws.

                          (b)     Amendments.  This Agreement may not be
amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                          (c)     Notices.  All notices and other
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered or mailed to the other party by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                          IF TO THE EXECUTIVE:

                          Charles Weber
                          120 S. Carmelina Avenue
                          Los Angeles, CA 90049

                          IF TO THE COMPANY:

                          The Producers Entertainment Group Ltd.
                          9150 Wilshire Boulevard, Suite 205
                          Beverly Hills, CA  90212

or to such other address as either party shall have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only when actually received by the addressee.

                          (d)     Severability.  The invalidity or
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                          (e)     Waiver.  Waiver by any party hereto of any
breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

                          (f)     Entire Agreement.  This Agreement constitutes
the entire agreement between the parties hereto with respect to the matters referred to herein other than the Employment Agreement, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it is in writing and signed by the party against whom enforcement is sought. All prior and contemporaneous agreements and understandings between the parties with respect to the subject matter of this Agreement other than the Employment Agreement are superseded by this Agreement.

                          (g)     Survival.  The respective rights and
obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

                          (h)     Captions and  References.  The captions of
the Agreement are not part of the provisions hereof and shall have no force or effect. References in this Agreement to a section number are references to sections of the Agreement unless otherwise specified.

                          IN WITNESS WHEREOF, the Executive has hereunto set
his hand and the Company has caused this Agreement to be duly executed in its name on its behalf all as of the day and year first above written.

                                                THE PRODUCERS ENTERTAINMENT
                                                GROUP LTD.



                                                By: ____________________________
                                                Its: ___________________________



                                                EXECUTIVE
                                                CHARLES WEBER


                                                ________________________________

                                                                       EXHIBIT A


                                PROMISSORY NOTE

$_______________                                         Los Angeles, California
                                                         ___________ ____, 19___

                 FOR VALUE RECEIVED, the undersigned, CHARLES WEBER (the "Promisor"), hereby promises to pay to the order of THE PRODUCERS ENTERTAINMENT GROUP LTD., a Delaware corporation or its successors (the "Holder"), the principal sum of SEVEN HUNDRED SEVENTY THOUSAND DOLLARS ($770,000.00) or such lesser amount as may then be the unpaid principal balance hereof (the "Principal Amount"), together with interest thereon, payable by certified or official bank check or wire transfer of immediately available funds to an account designated by the Holder in accordance with the following schedule: twelve and one-half percent (12-1/2%) of the Principal Amount plus all accrued but unpaid interest thereon will be payable on April 1, 1997, twelve and one-half percent (12-1/2%) of the Principal Amount (as calculated without regard to any prior payments thereof) plus all accrued but unpaid interest thereon will be payable on October 1, 1998, and the balance of the Principal Amount plus all accrued but unpaid interest thereon will be payable on October 1, 2000.

                 The Promisor promises to pay interest on the Principal Amount of this promissory note (this "Note") from the date hereof until such Principal Amount is paid in full at the fixed rate of 7% per annum compounded semiannually, such interest payable in accordance with the foregoing schedule; provided, however, that any Principal Amount hereof not paid when due and, to the fullest extent permitted by applicable law, any overdue interest shall bear interest at a rate per annum equal to 10% (after, as well as before, any judgment), payable on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                 This Note is issued in connection with the transaction contemplated by the Stock Purchase Agreement, dated as of the date hereof, between the Promisor and the Holder.

                 This Note shall be binding upon the Promisor and his successors and shall inure to the benefit of the Promisor and his successors; provided, however, that the Promisor shall be personally liable to the Holder only with respect to twenty-five percent (25%) of the portion of the Principal Amount which shall remain unpaid at any time, plus accrued but unpaid interest thereon. The Promisor shall not have any personal liability to the Company with respect to the payment of the remaining portion of the Principal Amount or accrued but unpaid interest thereon.

                 The Promisor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                 The provisions of this Note may be amended, modified, changed or terminated only by an agreement in writing signed by the Promisor and the Holder.

                 If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Promisor hereby agrees to pay all costs and expenses (including attorneys' fees) incurred by the Holder in collecting or attempting to collect such indebtedness.

                 If any payment on this Note becomes due and payable on a day other than a Business Day (as hereinafter defined), the maturity thereof shall be extended to the immediately following Business Day and interest shall continue to accrue during such extension. "Business Day" means any day other than a Saturday or

Sunday or any other day on which commercial banks in New York, New York are authorized or obligated by law to close.

                 This Note is non-transferable except to a person or entity that succeeds (by transfer of assets, other reorganization or otherwise) to all or substantially all of the business of Holder.

                 THE PROMISOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTES SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                 THIS NOTE IS GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.




                                             ___________________________________
                                             CHARLES WEBER